Exhibit 99.2

Q1 2010 Highlights April 26, 2010

Q1’10 Highlights

First Quarter 2010: Continued Strong Performance & Record Results Revenue was $163.2 million, up 160% compared to $62.8 million in Q1’09. Revenue increased 12% sequentially. Bookings were $267.8 million, up over 400% from prior year and 2% sequentially. Surpassing our prior quarterly record level of $262.2 million March 31 backlog was a record $502 million. Net income was $26.0 million, or $0.62 per share, compared to net loss of ($20.9) million, or ($0.66) per share, in Q1’09. Veeco’s earnings per share, excluding certain items, was $0.49 compared to a loss per share of ($0.22) in Q1’09. All three Veeco businesses improved revenue and profitability on a sequential basis.

First Quarter 2010: Continued Strong Performance & Record Results (continued) Operating expenses - $39.7 million Continued strong OPEX management Q1’10 OPEX @ 24% of sales Q1’10 gross margins were 43%, in-line with guidanceEBITA profit at 20%, top of guidance range. Company generated $42 million in operating cash flow in Q1’10.

Q1 2010 Financial Highlights ($0.22) $0.41 $0.49 Non-GAAP EPS (Loss) ($9.7) $25.1 $32.8 EBITA (Loss) ($18.9) $20.5 $29.1 Operating Income (Loss) 34.9% 45.0% 43.1% Gross Margin $62.8 $146.4 $163.2 Revenues $53.1 $262.2 $267.8 Orders Q1’09 Q4’09 Q1’10 ($M except GM & EPS) See reconciliation to GAAP at end of presentation

LED & Solar Grows As Percentage of Veeco: First Quarter Results LED & Solar Process Equipment Data Storage Process Equipment LED & Solar Process Equipment Data Storage Process Equipment (69%) (17%) (79%) (10%) (11%) Q1 10 Revenues ($M) $163 Million Q1 10 Bookings ($M) $268 Million Metrology Metrology (14%) Q1’10 Book-to-Bill: 1.64 $30 $212 $26 $23 $112 $28

Q1 ‘10 Segment Performance (Sequential Change) $32.8 (3.1) 2.9 3.2 $29.8 Q1 ’10 +31% $25.1 +12% $146.4 $163.2 +2% $262.2 $267.8 Veeco Total - (4.5) -- -- -- -- Unallocated Corporate +107% 1.4 +5% 27.3 28.5 -8% 32.4 29.8 Metrology +166% 1.2 +10% 21.0 23.2 -50% 53.1 26.4 Data Storage EBITA Revenue Bookings $176.7 Q4 ‘09 $111.5 Q1 ‘10 $98.1 Q4 ‘09 +14% Change $27.0 Q4 ‘09 +10% +20% $211.7 LED & Solar Change Change Q1 ‘10 $M See reconciliation to GAAP at end of presentation

Record Q1 '10 Bookings

Q1'10 bookings $268M, up 2% sequentially and 405% higher than prior year

- LED & Solar:
  - $212M LED & Solar – + 20% sequentially…Approximately $200M MOCVD – a record
  - Accelerating demand for TV and laptop backlighting – over one dozen LED companies place MOCVD orders –Korea, China, Taiwan, North American & Europe
  - General illumination in "early innings"
  - K465i well-received by LED market: "tool of choice" for high throughput production
- Data Storage:
  - $26M orders; up 237% from prior year, but down 50% from "catch-up" quarter in Q4'09
  - Technology and capacity additions in strong HDD environment
- Metrology:
  - Orders $30M; up 78% from Q1'09, down 8% sequentially
  - Strong Q1 which is usually a seasonally slow quarter
  - Solid pickup from new research AFM & OIM product… plus recovery in semi & data storage market

8 ©2010 Veeco Instruments Inc Q1 2010 Financial Highlights

Veeco

$135.0 $155.5 Short-term Investments $413.1 $101.9 $681.6 $57.0 $376.5 $194.0 03/31/2010 12/31/2009 $359.1 Shareholder’s Equity $101.2 Long-Term Debt (including current portion) $605.4 Total Assets $59.4 Fixed Assets, Net $317.3 Working Capital $148.6 Cash & Cash Equivalents Veeco Balance Sheet (in millions)

Q2 2010 Guidance and Outlook

Veeco Top Line Growth and OPEX Management Drives Record Profitability 24-26% $47-49M (20-22%) 44-45% $220-240M Q2 ’10F 20% $40M (24%) 43% $163M Q1’10 17% $43M (30%) 45% $146M Q4’09 (15%) 7% EBITA% $33M (52%) $37M (34%) Operating Spending 35% 40% GM $63M $110M Revenue Q1 ‘09 Q4 ‘08 See reconciliation to GAAP at end of presentation

Q2 2010 Guidance Revenue $220M-$240M GAAP EPS $1.02-$1.20 per share Non-GAAP EPS $0.78-$0.90 per share (utilizing 35% tax rate) Note: Share Count 44 Million

Veeco MOCVD Capacity Ramp Plan 22 Shipped Veeco utilizes “flexible” outsourcing model for MOCVD System manufacturing Ability to ramp capacity up/down as market demand changes Building capacity for >100 tools by Q3 & >120 by Q4 Ship Goal = >75 40 Shipped 48 Shipped Capacity Target>100 Capacity Target > 120 0 20 40 60 80 100 120 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10

Q2 2010 Business Outlook Veeco begins Q2 with record level of backlog of $502 million: $415M LED & Solar; $63M Data Storage; $24M Metrology LED & Solar business patterns remain extremely strong in Q2: Similar to what we have been experiencing last three quarters Key China & Korea customers (including Sanan and SOC) placed sizeable orders in April Multi-tool system orders being quoted across a large number of customers Data Storage market conditions positive for 2010: Customers report stable pricing, low inventories and high capacity utilization HDD units forecasted to increase significantly in 2010 Veeco backlog supports Q2/Q3 revenue growth Metrology outlook favorable with strong new product pipeline and lower cost structure

Back-up and Reconciliation Data

Statements of Operations 31,515 42,269 Diluted 31,515 38,784 Basic Weighted average shares outstanding: $ (0.66) $ 0.62 Diluted $ (0.66) $ 0.67 Basic Income (loss) per common share attributable to Veeco: $ (20,902) $ 26,044 Net income (loss) attributable to Veeco (42) - Net loss attributable to noncontrolling interest (20,944) 26,044 Net income (loss) including noncontrolling interest 378 1,310 Income tax provision (20,566) 27,354 Income (loss) before income taxes 1,709 1,782 Interest expense, net (18,857) 29,136 Operating income (loss) 39,239 41,213 Total operating expenses 1,486 (153) Other, net 4,431 (179) Restructuring 1,829 1,685 Amortization 12,886 16,440 Research and development 18,607 23,420 Selling, general and administrative Operating (income) expenses: 20,382 70,349 Gross profit 42,467 92,882 Cost of sales $ 62,849 $ 163,231 Net sales 2009 2010 March 31, Three months ended (Unaudited) (In thousands, except per share data) Condensed Consolidated Statements of Operations Veeco Instruments Inc. and Subsidiaries

Balance Sheets $ 605,372 $ 681,647 Total liabilities and equity 359,059 413,112 Equity 107,195 107,405 Total non-current liabilities 1,192 717 Other non-current liabilities 100,964 101,649 Long-term debt 5,039 5,039 Deferred income taxes 139,118 161,130 Total current liabilities 212 216 Current portion of long-term debt 829 1,341 Income taxes payable 2,520 6,362 Deferred profit 106,445 117,375 Accrued expenses $ 29,112 $ 35,836 Accounts payable Current liabilities: LIABILITIES AND EQUITY $ 605,372 $ 681,647 Total assets 30,126 27,656 Other assets, net 59,422 59,422 Goodwill 59,389 56,968 Property, plant and equipment, net 456,435 537,601 Total current assets 3,105 3,029 Deferred income taxes 7,819 10,238 Prepaid expenses and other current assets 77,564 84,959 Inventories, net 84,358 89,828 Accounts receivable, net 135,000 155,500 Short-term investments $ 148,589 $ 194,047 Cash and cash equivalents Current assets: ASSETS (Unaudited) 2009 2010 December 31, March 31, (In thousands) Condensed Consolidated Balance Sheets Veeco Instruments Inc. and Subsidiaries

Q110 & Q109 Reconciliation to GAAP During the first quarter of 2010, we recorded a restructuring credit of $0.2 million associated with a change in estimate. During the first quarter of 2009, we recorded a restructuring charge of $4.4 million, consisting primarily of personnel severance and related costs. During the first quarter of 2009, we recorded a $1.5 million inventory write-off in our Data Storage Process Equipment segment associated with the discontinuance of certain products. This charge was included in cost of sales in our GAAP statement of operations. Adjustment to exclude non-cash interest expense on convertible subordinated notes Notes: The above reconciliation is intended to present Veeco’s operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information. 31,515 42,269 Diluted weighted average shares outstanding $ (0.22) $ 0.49 Earnings (loss) excluding certain items per diluted share attributable to Veeco $ (6,917) $ 20,651 Earnings (loss) excluding certain items attributable to Veeco (27) - Loss attributable to noncontrolling interest, net of income tax benefit at 35% (6,944) 20,651 Earnings (loss) excluding certain items (3,739) 11,120 Income tax provision (benefit) at 35% (10,683) 31,771 Earnings (loss) excluding certain items before income taxes (4) (699) (4) (741) Adjustment to add back non-cash portion of interest expense 1,709 1,782 Interest expense, net (9,673) 32,812 excluding certain items (“EBITA”) Earnings (loss) before interest, income taxes and amortization (3) 1,526 - Inventory write-off (2) 4,431 (1) (179) Restructuring 1,398 2,170 Equity-based compensation 1,829 1,685 Amortization Adjustments: $ (18,857) $ 29,136 Operating income (loss) 2009 2010 March 31, Three months ended (Unaudited) (In thousands, except per share data) Reconciliation of operating income (loss) to earnings (loss) excluding certain items Veeco Instruments Inc. and Subsidiaries (1) (2) (3) (4)

Q409 & Q408 Reconciliation to GAAP (in thousands except per share data)

	Three months ended December 31, 2009	Three months ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008
Operating income (loss)	$20,537	($77,077)	($7,435)	($70,558)
Adjustments:				
Amortization expense	1,901	3,215	7,338	10,745
Equity-based compensation expense	2,584	1,838	8,537	7,509
Restructuring expense	113	3,567	7,680 (1)	10,562 (2)
Purchase accounting adjustment	-	565	-	1,492 (3)
Inventory write-off	-	2,900	1,526 (4)	2,900 (5)
Asset impairment charge	-	73,037	304 (6)	73,322 (7)
Earnings before interest, income taxes and amortization excluding certain items ("EBITA")	25,135	8,045	17,950	35,972
Interest expense, net	1,787	1,632	6,850	6,729
Gain on extinguishment of debt	-	(3,758)	-	(3,758)
Adjustment to exclude gain on extinguishment of debt expense	-	3,758	-	3,758
	(732) (8)	(734) (8)	(2,846) (8)	(2,918) (8)
Earnings excluding certain items before income taxes	24,080	7,147	13,946	32,161
Income tax provision at 35%	8,428	2,501	4,881	11,256
Earnings excluding certain items	15,652	4,646	9,065	20,905
Loss attributable to noncontrolling interest, net of income tax benefit at 35%	-	(20)	(42)	(150)
Earnings excluding certain items attributable to Veeco	$15,652	$4,665	$9,107	$21,054
Earnings excluding certain items per diluted share attributable to Veeco	$0.41	$0.15	$0.27	$0.67
Diluted weighted average shares outstanding	37,742	31,564	33,389	31,516

(1) During the year ended December 31, 2009, the Company recorded a restructuring charge of $7.7 million, of which $0.1 million was recorded during the fourth quarter. These restructuring charges consisted principally of $6.3 million of personnel severance costs, $0.9 million of lease-related charges and $0.5 million of moving and consolidation costs associated with vacating two facilities in our Data Storage Process Equipment segment.

(2) During 2008, the Company recorded a restructuring charge of $10.6 million, of which $3.6 million was incurred during the fourth quarter, $4.1 million was incurred during the third quarter and $2.9 million was incurred during the first quarter. These restructuring charges consisted of personnel severance costs and lease-related commitments.

(3) During 2008, the Company recorded $1.5 million in cost of sales related to the acquisition of Mill Lane Engineering, of which $0.6 million was recorded during the fourth quarter. This was the result of purchase accounting, which requires adjustments to capitalize inventory at fair value.

(4) During the first quarter of 2009, the Company recorded a $1.5 million inventory write-off in our Data Storage Process Equipment segment associated with the discontinuance of certain products. This charge was included in cost of sales in the GAAP income statement.

(5) During the fourth quarter of 2008, the Company recorded a $2.9 million inventory write-off in its Metrology segment associated with legacy semiconductor products. This was included in cost of sales in the GAAP income statement.

(6) During the second quarter of 2009, the Company recorded a $0.3 million asset impairment charge in our Data Storage Process Equipment segment for assets no longer being utilized.

(7) During 2008, the Company recorded a $73.3 million asset impairment charge, of which $73.0 million was recorded during the fourth quarter and $0.3 million was recorded during the first quarter. The fourth quarter charge consisted of $52.3 million related to goodwill and $20.7 million related to other long-lived assets. The first quarter charge consisted of $0.3 million related to fixed asset write-offs associated with the consolidation and relocation of our Corporate headquarters.

(8) Adjustment to exclude non-cash interest expense on convertible subordinated notes.

NOTE: The above reconciliation is intended to present Veeco's operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information.

Veeco

19 ©2010 Veeco Instruments Inc Q1 2010 Financial Highlights

Q2 Guidance: Reconciliation of Operating Income to Earnings Excluding Certain Items Adjustment to exclude non-cash interest expense on convertible subordinated notes. NOTE - The above reconciliation is intended to present Veeco’s operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on earnings before interest, income taxes and amortization excluding certain items (“EBITA”), which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information. 44,000 44,000 Diluted weighted average shares outstanding $0.90 $0.78 Earnings per diluted share excluding certain items $39,620 $34,144 Earnings excluding certain items 21,334 18,386 Earnings tax expense at 35% 60,954 52,530 Earnings excluding certain items before income taxes (1) (760) (1) (760) Adjustment to add back non-cash portion of interest expense 1,699 1,699 Interest expense, net 61,893 53,469 excluding certain items (“EBITA”) Earnings before interest, income taxes and amortization 3,085 3,085 Equity-based compensation 1,674 1,674 Amortization Adjustments: $57,134 $48,710 Operating income HIGH LOW months ending June 30, 2010 Guidance for the three (Unaudited) (In thousands, except per share data) Reconciliation of operating income to earnings excluding certain items Veeco Instruments Inc. and Subsidiaries (1)

Segment Bookings, Revenues & Reconciliation to GAAP Veeco Instruments Inc. and Subsidiaries Segment Bookings, Revenues, and Reconciliation of Operating income (loss) to EBITA (loss)** (In thousands) (Unaudited) Three months ended March 31, 2010 2009 LED & Solar Process Equipment Bookings $ 211,663 $ 28,521 Revenues $ 111,504 $ 22,202 Operating income (loss) $ 28,554 $ (5,377) Amortization 796 775 Equity-based compensation 467 156 Restructuring - 734 EBITA (loss)** $ 29,817 $ (3,712) Data Storage Process Equipment Bookings $ 26,373 $ 7,818 Revenues $ 23,245 $ 16,905 Operating income (loss) $ 2,778 $ (5,201) Amortization 383 405 Equity-based compensation 215 252 Restructuring (179) 1,386 Inventory write-off - 1,526 EBITA (loss)** $ 3,197 $ (1,632) Metrology Bookings $ 29,808 $ 16,711 Revenues $ 28,482 $ 23,742 Operating income (loss) $ 2,181 $ (5,642) Amortization 447 577 Equity-based compensation 304 236 Restructuring - 2,124 EBITA (Loss)** $ 2,932 $ (2,705) Unallocated Corporate Operating loss $ (4,377) $ (2,637) Amortization 59 72 Equity-based compensation 1,184 754 Restructuring - 187 Loss ** $ (3,134) $ (1,624) Total Bookings $ 267,844 $ 53,050 Revenues $ 163,231 $ 62,849 Operating income (loss) $ 29,136 $ (18,857) Amortization 1,685 1,829 Equity-based compensation 2,170 1,398 Restructuring (179) 4,431 Inventory write-off - 1,526 EBITA (loss)** $ 32,812 $ (9,673) **Refer to footnotes on Q110 & Q109 Reconciliation to GAAP for Further Details

Segment Bookings, Revenues & Reconciliation to GAAP ** Refer to footnotes on Q409 & Q408 Reconciliation to GAAP (unaudited) $ 35,972 $ 17,950 $ 8,045 $ 25,135 EBITA ** 73,322 304 73,037 - Asset impairment charge 2,900 1,526 2,900 - Inventory write-off 1,492 - 565 - Purchase accounting adjustment 10,562 7,680 3,567 113 Restructuring expense 7,509 8,537 1,838 2,584 Equity-based compensation expense 10,745 7,338 3,215 1,901 Amortization expense $ (70,558) $ (7,435) $ (77,077) $ 20,537 Operating income (loss) $ 442,809 $ 380,149 $ 110,344 $ 146,367 Revenues $ 424,437 $ 639,542 $ 88,501 $ 262,185 Bookings Total $ (9,220) $ (10,598) $ (1,663) $ (4,455) Loss ** 285 - - - Asset impairment charge 8,296 635 2,059 49 Restructuring expense 5,166 5,169 1,108 1,574 Equity-based compensation expense 448 432 109 211 Amortization expense $ (23,415) $ (16,834) $ (4,939) $ (6,289) Operating (loss) income Unallocated Corporate $ (2,637) $ (3,931) $ (3,852) $ 1,378 EBITA (Loss)** 21,935 - 21,935 - Asset impairment charge 2,900 - 2,900 - Inventory write-off 1,138 2,843 511 46 Restructuring expense 858 990 261 143 Equity-based compensation expense 1,880 2,170 585 508 Amortization expense $ (31,348) $ (9,934) $ (30,044) $ 681 Operating income (loss) $ 127,874 $ 97,737 $ 27,710 $ 27,224 Revenues $ 125,622 $ 101,261 $ 30,884 $ 32,375 Bookings Metrology $ 20,867 $ 25 $ 9,728 $ 1,168 EBITA ** 51,102 304 51,102 - Asset impairment charge - 1,526 - - Inventory write-off 396 3,006 272 (49) Restructuring expense 990 1,020 297 128 Equity-based compensation expense 3,790 1,599 934 386 Amortization expense $ (35,411) $ (7,430) $ (42,877) $ 703 Operating income (loss) $ 149,123 $ 77,259 $ 45,026 $ 21,040 Revenues $ 138,653 $ 97,497 $ 13,968 $ 53,118 Bookings Data Storage Process Equipment $ 26,962 $ 32,454 $ 3,832 $ 27,044 EBITA ** 1,492 - 565 - Purchase accounting adjustment 732 1,196 725 67 Restructuring expense 495 1,358 172 739 Equity-based compensation expense 4,627 3,137 1,587 796 Amortization expense $ 19,616 $ 26,763 $ 783 $ 25,442 Operating income $ 165,812 $ 205,153 $ 37,608 $ 98,103 Revenues $ 160,162 $ 440,784 $ 43,649 $ 176,692 Bookings LED & Solar Process Equipment 2008 2009 2008 2009 December 31, December 31, Year ended Three months ended